Collateral for crude oil exploration concession agreements	12 Months Ended
Dec. 31, 2023
Collateral For Crude Oil Exploration Concession Agreements
Collateral for crude oil exploration concession agreements

28.	Collateral for crude oil exploration concession agreements

The Company has granted collateral to ANP in connection with the performance of the Minimum Exploration Programs established in the concession agreements for petroleum exploration areas in the total amount of US$ 1,770 (US$ 1,748 as of December 31, 2022), which is still in force as of December 31, 2023, net of commitments undertaken. As of December 31, 2023, the collateral comprises future crude oil production capacity from Marlim and Buzios producing fields, already in production, pledged as collateral, in the amount of US$ 1,756 (US$ 1,648 as of December 31, 2022) and bank guarantees of US$ 14 (US$ 100 as of December 31, 2022).